Exhibit 14(c)

                                POWER OF ATTORNEY

      The undersigned Trustees and officers of Master Large Cap Series Trust (the "Master Trust") hereby authorize Donald C. Burke, Robert C. Doll, Jr., Phillip S. Gillespie, Terry K. Glenn and Alice A. Pelligrino, or any of them, as attorney-in-fact, to sign on his or her behalf, in the capacities indicated with respect to the Master Trust, any Registration Statement or post-effective amendment thereto of the Merrill Lynch Principal Protected Trust or any series thereof that invests or proposes to invest in the Master Trust, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      IN WITNESS WHEREOF, the undersigned Trustees and officers have executed this Power of Attorney as of the 9th day of January, 2003.

        /s/ TERRY K. GLENN                         /s/ DONALD C. BURKE
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          TERRY K. GLENN                             DONALD C. BURKE
     (PRESIDENT AND TRUSTEE)                 (VICE PRESIDENT AND TREASURER)


      /s/ JAMES H. BODURTHA                       /s/ HERBERT I. LONDON
------------------------------------       -------------------------------------
        JAMES H. BODURTHA                           HERBERT I. LONDON
            (TRUSTEE)                                   (TRUSTEE)


        /s/ ANDRE F. PEROLD                      /s/ ROBERTA COOPER RAMO
------------------------------------       -------------------------------------
         ANDRE F. PEROLD                           ROBERTA COOPER RAMO
            (TRUSTEE)                                   (TRUSTEE)


           /s/ JOE GRILLS                       /s/ ROBERT S. SALOMON, JR
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            JOE GRILLS                            ROBERT S. SALOMON, JR
            (TRUSTEE)                                   (TRUSTEE)


      /s/ STEPHEN B. SWENSRUD
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       STEPHEN B. SWENSRUD
            (TRUSTEE)